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                                                                  EXHIBIT 10.20

                        MUTUAL GENERAL RELEASE AGREEMENT

     This Mutual General Release Agreement ("Agreement") is made and entered into as of this 15th day of April, 1998, by and between MTE/TRIAD, INC. ("MTE") on the one hand, and TRUEVISION LASER CENTERS, INC. ("TVLC") and TRUEVISION LASER CENTER OF ALBUQUERQUE, INC. ("TVLCA") on the other hand, with reference to the following facts:

                                   RECITALS:

     WHEREAS, MTE has lodged a complaint against TVLC and TVLCA alleging that TVLCA has failed to make timely payments of interest and other payments in accordance with a certain Equipment Lease entered into between MTE/Triad, Inc. as lessor and TVLCA as lessee, originally dated July 1, 1997 and amended thereafter (the "Lease Agreement"); and

     WHEREAS, it is acknowledged by all parties to the Lease Agreement that TVLCA now over certain unpaid interest and penalties which have accrued under the terms of the Lease Agreement ("Overdue Payments"); and

     WHEREAS, the parties to this Agreement and to the Lease Agreement desire to reach agreement as to the amounts to be paid by TVI on behalf of TVLCA in full and final satisfaction of the overdue interest and penalties due to MTE in accordance with the Lease Agreement, and to settle this matter and mutually release one another from all claims in accordance with the provisions contained in this Agreement; and

     WHEREAS, the parties to the Lease Agreement intend to re-affirm and continue the rental payments due to MTE in accordance with the Lease Agreement for the remainder of the term;

     NOW THEREFORE, in consideration of the mutual covenants, conditions, promises and releases contained herein, and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

2.   MUTUAL RELEASES

     (a) Subject to the payments and deliveries described in paragraph 2 hereof, MTE, TVLC and TVLCA hereby unconditionally release and forever discharge each other, their current and former officers, directors, shareholders, partners, beneficiaries, agents, subsidiaries, affiliates, affiliated agents, employees, attorneys, representatives, insurers, successors, assigns and heirs from any and all sums of money, accounts, and claims, arising out of or relating to TVLCA's failure to pay the Overdue Payments to MTE in accordance with the Lease Agreement.

     (b) All parties to this Agreement do hereby acknowledge that there is a risk that subsequent to the execution of this Agreement, one or more parties may incur or suffer loss, damage or injuries which are in some way caused by the transactions or dealings referred to in paragraph 1(a) above, but which are unknown and unanticipated at the time this Agreement is signed.

     (c) All parties hereto do hereby assume the above-mentioned risks and intend that this Agreement shall apply to all unknown or unanticipated results of the transactions and occurrences described above, as well as those known and anticipated, and upon the advice of legal counsel, all parties do hereby waive any and all rights to bring forth any claims whatsoever relating to transactions or dealings between the parties hereto.

     (d) The advice of legal counsel has been obtained by all parties prior to signing this Agreement. All parties represent that they have executed this Agreement voluntarily, with full knowledge of its significance, and with the express intention of extinguishing of all obligations between the parties arising out of or relating to the transactions or dealings referred to in paragraph 1(a) above.

     (e) Each party hereto represents and warrants that no portion of any claim or claims, nor any portion of any recovery or settlement, To Whom It May Concern: which each party might be entitled has been assigned,

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subrogated or transferred to any other person or entity, whether firm, partnership, corporation or otherwise. In the event that any claim, demand or suit should be made or instituted against any of the parties hereto because of any such purported assignment or subrogation or transfer, the other party, as the case may be, agrees to defend, indemnify and hold harmless the other parties against any claim or claims, and to pay and satisfy any such claims, sale or demand, including necessary expenses of investigation, attorneys' fees and costs. It is the express intention of the parties hereto that payment is not a condition precedent to this Indemnity.

2. CONSIDERATION. Immediately upon the execution of this Agreement, TVLC, on behalf of TVLCA and itself, shall duly issue one hundred thousand (100,000) shares of common stock into the name of MTE/Triad, Inc. and shall further promise to pay to MTE/Triad, Inc. a minimum of $50,000 on or about May 1, 1999 and another $120,000 on or about January 1, 2000, said amount to be applied to the total Unpaid Payments. Upon the final payment of said consideration, MTE/Triad, Inc. shall forgive any further penalty and interest which may have accrued under the terms of the Lease Agreement for obligations which accrued under the Lease Agreement through and including the date of this Agreement.

3. CONTINUATION OF LEASE AGREEMENT. Nothing contained in this Agreement shall forgive or modify the ongoing obligations for the payment of rent by TVLCA to MTE in accordance with the Lease Agreement from and after the date of this Agreement until the termination or expiration of the Lease Agreement. This Agreement is limited to the claims made by MTE for all Overdue Payments up to and including the date hereof.

4. ATTORNEY'S FEES. In the event that any party shall institute any action or proceeding against the other to enforce the provisions of this Mutual General Release, any judgment or agreement entered into pursuant to this Mutual General Release or any default or controversy thereunder, the prevailing party shall be entitled to recover its expenses, including attorneys' fees, in addition to any other relief to which it is found entitled.

5. PARTIES BOUND. This Agreement shall be binding upon and shall inure to the benefit of the heirs, executors, administrators, successors and assigns of the parties hereto.

6. MODIFICATION AND APPLICABLE LAW. No addition or modification of any term or provision hereof shall be effective unless set forth in writing signed by each party hereto. This Agreement shall be interpreted and construed in accordance with the laws of the State of New Mexico, without regard to its conflicts of principals of law.

7. SEVERABILITY. Should any part, term or provision of this Mutual General Release or any document required herein to be executed be declared invalid, void or unenforceable, such invalidity shall be limited to such specific provision or portion thereof, and this Agreement shall be construed and applied in such manner as to minimize such unenforceability. This Agreement shall otherwise remain in full force and effect.

8. ENTIRE AGREEMENT. This Agreement constitutes the entire and whole agreement between the parties hereto and supersedes any prior agreements between such parties. This Agreement may not be modified or amended except by a written instrument, signed by each of the parties hereto, expressing such amendment or modification.

9. COUNTERPARTS. This Agreement may be exercised in three (3) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.


WITNESSES:                             "MTE"
                                       MTE/TRIAD, INC.


/s/ Allison Evans                      By: /s/ John C. Homan
---------------------------------          --------------------------------
                                       Its: President
                                           --------------------------------

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                                       "TVLC"
                                       TRUEVISION LASER CENTERS, INC.


                                       By: /s/ Frank Seifert
                                           --------------------------------
                                       Its: Exec. VP
                                           --------------------------------



                                       "TVLC"
                                       TRUEVISION LASER CENTER OF
                                       ALBUQUERQUE, INC.


/s/ Allison Evans                      By: /s/ John C. Homan
---------------------------------          --------------------------------
                                       Its: President
                                           --------------------------------